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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------


                                   FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

   Date of report (Date of earliest event reported): October 23, 1998

                           SANTA FE GAMING CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         NEVADA                         1-9481                   88-0304348
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                     Identification No.)

                4949 NORTH RANCHO DRIVE
                   LAS VEGAS, NEVADA                       89130
      (Address of Principal Executive Offices)          (Zip Code)



Registrant's telephone number, including area code:    (702) 658-4300

                                      NONE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         Reference is made to the Current Report on Form 8-K, dated October 23, 1998, filed by Santa Fe Gaming Corporation (the "Company") with the Securities and Exchange Commission (the "SEC") on February 12, 1999 (the "February 8-K"), which is amended by this amendment to the February 8-K. The Company filed with the SEC a Current Report on Form 8-K, dated October 23, 1998, on October 27, 1998 (the "October 8-K"). The text of the October 8-K was exactly the same as that of the February 8-K. However, the Company recently discovered that the October 8-K was inadvertently filed under the Edgar codes of Pioneer Finance Corp., a subsidiary of the Company. The Company is filing this amendment to the February 8-K to explain the delay between the October 23, 1998 event date and February 12, 1999 filing date of the February 8-K.

                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SANTA FE GAMING CORPORATION

Date: February 26, 1999
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                                    By: /s/ THOMAS K. LAND
                                        ------------------
                                        Thomas K. Land
                                        Senior Vice President and
                                        Chief Financial Officer